Exhibit 10.4
AMENDMENT TO EMPLOYMENT AGREEMENT
This Amendment (the “Amendment”) to the Employment Agreement (the “Agreement”), dated February 9, 2016 between XPO Logistics, Inc. (the “Company”) and Troy A. Cooper (the “Executive”), is made and entered into as of June 5, 2019, by and between the Company and the Executive.

1.Exhibit A. Exhibit A to the Employment Agreement is hereby amended and restated in its entirety as set forth as Exhibit A hereto.
2.    Except as expressly amended by this Amendment, all terms and conditions of the Agreement remain in full force and effect and are unmodified hereby.

[Signature page follows.]

IN WITNESS WHEREOF, the Executive and the Company have executed this Amendment as of the date first above written.
EXECUTIVE

/s/ Troy A. Cooper
Troy A. Cooper

XPO LOGISTICS, INC.

By: /s/ Meghan Henson
Name: Meghan Henson
Title:     Chief Human Resources Officer

EXHIBIT A

TROY A. COOPER

Start Date:	February 9, 2016
Employee:	Troy A. Cooper
Position:	President of the Company
Reporting Person:	Chief Executive Officer of the Company
Base Salary:	$650,00 (effective commencing June 5, 2019)
2015 Bonus:	$750,000
2015 Additional Bonus:	$1,100,000
Target Bonus:	200% of Base Salary (it being understood that the Target Bonus for 2019 shall be calculated as 200% of Employee’s Base Salary at the rate in effect on December 31, 2019)
Prior Agreement:	Employment Agreement effective as of March 14, 2014, by and between the Company and Employee
Sections of Prior Agreement that survive with respect to Equity Compensation granted under the Prior Agreement:	Section 3(c)